UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2011 (February 1, 2011)

URANIUM 308 CORP.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-52476 (Commission File Number)	33-1173228 (IRS Employer Identification No.)

2808 Cowan Circle Las Vegas, NV (Address of principal executive offices)	89102 (Zip Code)

Registrant's telephone number, including area code   (866) 892-5232

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 16, 2011, we entered into an Agreement for Conversion of Indebtedness to Common Stock (the “Conversion Agreement”) with one of our lenders, whereby we agreed with the lender to convert $50,000 indebtedness into 5,000,000 shares of our common stock subject to the terms and conditions of the Conversion Agreement.

The foregoing description of the Conversion Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Conversion Agreement, which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

On February 1, 2011, we issued 1,250,000 shares of our common stock to an entity in Florida pursuant to a Securities Settlement Agreement, dated effective January 14, 2011, entered into with the entity in Florida at a price of $0.01 per share resulting in the elimination of $12,500 of indebtedness on our books.  We believe that the issuance is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended.

On February 22, 2011, we issued 1,250,000 shares of our common stock to an entity in Florida pursuant to a Securities Settlement Agreement, dated effective January 14, 2011, entered into with the entity in Florida at a price of $0.01 per share resulting in the elimination of $12,500 of indebtedness on our books.  We believe that the issuance is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended.

On February 25, 2011, we issued 5,000,000 shares of our common stock to an individual in Singapore pursuant to an Agreement for Conversion of Indebtedness to Common Stock, dated February 16, 2011, entered into with the individual in Singapore at a price of $0.01 per share resulting in the elimination of $50,000 of indebtedness on our books.  We believe that the issuance is exempt from registration under Regulation S promulgated under the Securities Act of 1933, as amended, as the securities were issued to the individual through an offshore transaction which was negotiated and consummated outside of the United States.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Form of Agreement for Conversion of Indebtedness to Common Stock, dated February 16, 2011.
99.2(1)	Form of Securities Settlement Agreement, dated effective January 14, 2011

Notes:
(1)	Previously filed as Exhibit 99.2 to the Form 8-K filed with the SEC on January 20, 2011, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:           March 1, 2011

URANIUM 308 CORP.

By:	/s/ Dennis Tan
Name:	Dennis Tan
Title:	President and a Director

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page Number
99.1	Form of Agreement for Conversion of Indebtedness to Common Stock, dated February 16, 2011	6